UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 11, 2015

Summit Materials, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36873	47-1984212
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1550 Wynkoop Street, 3rd Floor, Denver, Colorado, 80202

(Address of Principal Executive Offices) (Zip Code)

(303) 893-0012

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Initial Public Offering

In connection with the initial public offering (the “Offering”) by Summit Materials, Inc. (the “Company”) of its Class A common stock, par value $0.01 per share (the “Class A Common Stock”), described in the prospectus (the “Prospectus”), dated March 11, 2015, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended, which is deemed to be part of the Registration Statement on Form S-1 (File No. 333-201058) (the “Registration Statement”), the following agreements were entered into:

(1)	the Fourth Amended and Restated Limited Partnership Agreement of Summit Materials Holdings L.P. (“Summit Holdings”), dated as of March 11, 2015, by and among the Company, as the general partner of Summit Holdings following the Offering, and the other parties thereto (the “Fourth Amended and Restated Limited Partnership Agreement”);

(2)	the Exchange Agreement, dated as of March 11, 2015, among the Company, Summit Holdings and the holders of limited partnership interests of Summit Holdings (“LP Units”) from time to time party thereto (the “Exchange Agreement”);

(3)	the Tax Receivable Agreement, dated as of March 11, 2015, by and among the Company and each of the other persons from time to time party thereto (the “Tax Receivable Agreement”); and

(4)	the Stockholders’ Agreement, dated as of March 11, 2015, by and among the Company and each of the other persons from time to time party thereto (the “Stockholders’ Agreement”).

In addition, on March 17, 2015, the Company entered into the Registration Rights Agreement by and among the Company and the other parties thereto (the “Registration Rights Agreement”).

The Fourth Amended and Restated Limited Partnership Agreement, the Exchange Agreement, the Tax Receivable Agreement, the Registration Rights Agreement and the Stockholders’ Agreement are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated herein by reference. The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements previously filed as exhibits to the Registration Statement and as described therein.

Amendment No. 3 to Credit Agreement

In addition, on March 11, 2015, Summit Materials, LLC (“Summit LLC”), which became an indirect subsidiary of the Company upon the consummation of the Offering, and the guarantors party thereto entered into Amendment No. 3 (“Amendment No. 3”) to the existing Credit Agreement, dated as of January 30, 2012 (together with Amendment No. 1, dated as of February 5, 2013, the Tranche A Revolving Credit Commitment Conversion Agreement, dated as of February 11, 2013, and Amendment No. 2, dated as of January 16, 2014, the “Existing Credit Agreement”), governing Summit LLC’s senior secured credit facilities, among Summit LLC, the guarantors party thereto, the several banks and other financial institutions or entities party thereto and Bank of America, N.A., as administrative agent, collateral agent, L/C issuer and swing line lender. Amendment No. 3 took effect on March 17, 2015, upon the consummation of the Offering.

Amendment No. 3 amended the Existing Credit Agreement to, among other things: (i) include certain tax distribution language in the Credit Agreement relating to the mechanics contemplated in the Tax Receivable Agreement; (ii) increase the size of the revolving credit facility from $150.0 million to $235.0 million; (iii) extend the maturity date of the revolving credit facility to five years from the effective date of Amendment No. 3; and (iv) amend certain covenant baskets.

Amendment No. 3 is filed herewith as Exhibit 10.6 and is incorporated herein by reference. The terms of Amendment No. 3 are substantially the same as the terms set forth in the form of such agreement filed as an exhibit to the Registration Statement and as described therein.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 11, 2015, the Company’s Board of Directors and its then sole stockholder adopted the Summit Materials, Inc. 2015 Omnibus Incentive Plan (the “Omnibus Incentive Plan”), in the form previously filed as Exhibit 10.6 to the Registration Statement. For further information regarding the Omnibus Incentive Plan, see “Executive and Director Compensation—Summit Materials, Inc. 2015 Omnibus Incentive Plan” in the Prospectus. The Omnibus Incentive Plan is filed herewith as Exhibit 10.7.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 12, 2015, the Company’s Amended and Restated Certificate of Incorporation, in the form previously filed as Exhibit 3.1 to the Registration Statement, and the Company’s Amended and Restated Bylaws, in the form previously filed as Exhibit 3.2 to the Registration Statement, became effective. A description of the Company’s capital stock, after giving effect to the adoption of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, has previously been reported by the Company in the Prospectus. The Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

On March 17, 2015, the Company completed the Offering by issuing 25,555,555 shares of Class A Common Stock (including shares issued pursuant to the exercise in full of the underwriters’ option to purchase additional shares) for cash consideration of $16.9425 per share (net of underwriting discounts) to a syndicate of underwriters led by Citigroup Global Markets Inc., Goldman, Sachs & Co., Barclays Capital Inc., Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets, LLC as joint book-running managers for the offering. BB&T Capital Markets, a division of BB&T Securities, LLC, Stephens Inc., Sterne, Agee & Leach, Inc. and Stifel Nicolaus & Company, Incorporated acted as co-managers. In connection with the Offering, the Company also granted the underwriters a 30-day option to purchase up to an additional 3,333,333 shares of Class A Common Stock.

As contemplated in the Prospectus, the Company has used all of the proceeds from the Offering to make a contribution to Summit Holdings in exchange for 25,555,555 newly-issued LP Units of Summit Holdings. In connection with the Offering, Summit Holdings terminated its transaction and management fee agreement with Blackstone Management Partners L.L.C. (“BMP”) for total fees of approximately $13.8 million. Affiliates of BMP are controlling stockholders of the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Summit Materials, Inc.

3.2	Amended and Restated Bylaws of Summit Materials, Inc.

10.1	Fourth Amended and Restated Limited Partnership Agreement of Summit Materials Holdings L.P., dated as of March 11, 2015.

10.2	Exchange Agreement, dated as of March 11, 2015, among Summit Materials, Inc., Summit Holdings and the holders of LP Units from time to time party thereto.

10.3	Tax Receivable Agreement, dated as of March 11, 2015, by and among Summit Materials, Inc. and each of the other persons from time to time party thereto.

10.4	Registration Rights Agreement, dated as of March 17, 2015, by and among Summit Materials, Inc. and the holders from time to time party thereto.

10.5	Stockholders’ Agreement, dated as of March 11, 2015, by and among Summit Materials, Inc. and each of the persons from time to time party thereto.

10.6	Amendment No. 3, dated as of March 11, 2015, to the Credit Agreement, dated as of January 30, 2012, by and among Summit Materials, LLC, the guarantors party thereto, Bank of America, N.A., as administrative agent, collateral agent, L/C issuer and swing line lender and the other parties thereto.

10.7	Summit Materials, Inc. 2015 Omnibus Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT MATERIALS, INC.

By:	/s/ Anne Lee Benedict
Name:	Anne Lee Benedict
Title:	Chief Legal Officer

Date: March 17, 2015